UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03326
Morgan Stanley U.S. Government Money Market Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: January 31, 2011
Date of reporting period: July 31, 2010

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley U.S. Government Money Market Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended July 31, 2010

Market Conditions

The U.S. economy rebounded during the reporting period. Gross domestic product (GDP) data for the first quarter of 2010 showed the economy expanded at a 3.7% annual rate. While the economy continued to expand in the second quarter, the pace was slower at 2.4% with estimates for slower growth for the rest of 2010. The employment picture has also improved, albeit modestly. While the unemployment rate is still high and unlikely to decline significantly, in our view, it does appear that it has approached a peak. Non-farm payroll data indicated a gradually improving labor market picture as well, with solid monthly job gains reported for April and May. However, this improvement was aided significantly by Census hiring. Overall payrolls fell in June and July as the government cut many of these temporary jobs.

The money markets continued to gain stability from the expansion of the Federal Reserve’s balance sheet. However, notable announcements by the Federal Reserve (the “Fed”) and Treasury beginning in February indicated that the period of extraordinary liquidity measures provided by emergency government actions were coming to an end and efforts to begin draining excess reserves from the banking system would soon be underway. Specifically, on February 18, the Fed raised the discount rate by 25 basis points in an effort to bring normalcy to the financing markets and to raise the spread between the discount rate and the federal funds target rate. On February 23, the Treasury announced that they would ramp up their Supplementary Financing Program with $200 billion of Treasury bill issuance in the form of weekly $25 billion auctions over an eight-week period, the proceeds of which would be transferred to the Fed and, therefore, removed from the banking system. On April 30, the Federal Reserve Bank of New York (FRBNY) announced amendments to Regulation D that would authorize Reserve Banks to offer term deposits to institutions that are eligible to earn interest on their balances held at Reserve Banks. This paved the way for initial testing of the Term Deposit Facility that will serve as one of the tools available to be used to drain reserves when monetary policy changes are implemented. On May 10, the FRBNY announced it had authorized up to five “small-value” offerings of term deposits, three of which were subsequently scheduled for June and July. The FRBNY also released the Master Repurchase Agreement document for money market mutual funds to be used in reverse repo transactions with the Fed, which will provide another avenue for the draining of reserves once the decision is made to move forward with this program.

Also on February 23, the SEC published its final Money Market Fund Reform rules, which became effective in May. The rules require that as of June 30, 2010, money market funds must meet 10% daily and 30% weekly liquidity requirements and maintain a weighted average maturity of not more than 60 days and a weighted average life of not more than 120 days. Additionally, funds must be compliant with monthly portfolio website reporting by October 7 and monthly SEC reporting by December 7. Our portfolios have been operating in accordance with the liquidity and maturity aspects of the regulatory changes and, therefore, we do not anticipate these changes will have any further impact on our current management strategy.

Performance Analysis

As of July 31, 2010, Morgan Stanley U.S. Government Money Market Trust had net assets of approximately $689.5 million and an average portfolio maturity of 27 days. For the six-month period ended July 31, 2010, the Fund provided a total return of 0.00 percent. For the seven-day period ended July 31, 2010, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and –0.44 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and –0.44 percent (non-subsidized), while its 30-day moving average yield for July was 0.01 percent (subsidized) and –0.44 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

During the reporting period, we continued to place a strong emphasis on maintaining a high level of liquidity in the Fund and a short weighted average maturity. The Fund was invested in repurchase agreements and short-term debt issued by U.S. government-sponsored entities and the U.S. Treasury, to a lesser extent. We only transact repurchase agreements with well-established banks and dealers that have a substantial business history and have met our conservative credit standards. Our strategy in managing the Fund remained consistent with our long-term focus on capital preservation and very high liquidity and as in the past, we adhered to a conservative approach.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 07/31/10
Repurchase Agreements	61.4%
U.S. Government Agencies – Floating Rate Notes	20.5
U.S. Government Agencies – Discount Notes	8.9
U.S. Government Agencies – Debenture Bonds	8.5
U.S. Government Obligations	0.7

MATURITY SCHEDULE as of 07/31/10
1 – 30 Days	84.1%
31 – 60 Days	4.6
61 – 90 Days	2.3
91 – 120 Days	2.5
121 + Days	6.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests in high quality, short-term U.S. government securities. In selecting investments, the Investment Adviser seeks to maintain the Fund’s share price at $1.00. The U.S. government securities that the Fund may purchase include: U.S Treasury bills, notes and bonds; securities issued by agencies and instrumentalities of the U.S. Government, which are backed by the full faith and credit of the United States; securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations; securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality; and securities guaranteed under the Federal Deposit Insurance Corporation (“FDIC”) Temporary Liquidity Guarantee Program. The Fund also may invest up to 10 percent of its assets in FDIC insured certificates of deposit of banks and savings and loan institutions. In addition, the Fund may invest in repurchase agreements.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 02/01/10 – 07/31/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			02/01/10 –
	02/01/10	07/31/10	07/31/10
Actual (0.00% return)	$1,000.00	$1,000.00	$0.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.98	$0.96

@	Expenses are equal to the Fund’s annualized expense ratio of 0.19% multiplied by the average account value over the period, multiplied by 182@@/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratio would have been 0.71%.

@@	Adjusted to reflect non-business days accruals.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-year period but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that while the Fund’s management fee was higher than its peer group average, the total expense ratio was lower than its peer group average. After discussion, the Board concluded that (i) the Fund’s performance was acceptable, (ii) the management fee, although higher than the peer group average, was acceptable given the quality and nature of services provided, and (iii) the total expense ratio was competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley U.S. Government Money Market Trust
Portfolio of Investments - July 31, 2010 (unaudited)

		ANNUALIZED
PRINCIPAL		YIELD
AMOUNT IN		ON DATE OF	MATURITY
THOUSANDS		PURCHASE	DATE	VALUE
	Repurchase Agreements (61.5%)
$48,900	Barclays Capital LLC, (dated 07/30/10; proceeds $48,900,856; fully collateralized by United States Treasury Bill, 0.00% due 08/05/10; valued at $49,878,052)	0.21%	08/02/10	$48,900,000
120,000	BNP Paribas Securities Corp., (dated 07/30/10; proceeds $120,002,100; fully collateralized by Federal Home Loan Mortgage Corp., 2.63% – 6.00% due 08/01/10 – 07/01/40; Federal National Mortgage Assoc., 1.95% – 6.50% due 05/01/11 – 12/01/44; Government National Mortgage Assoc., 3.54% due 07/15/45; valued at $123,600,000)	0.21	08/02/10	120,000,000
115,000	Deutsche Bank Securities Corp., (dated 07/30/10; proceeds $115,002,013; fully collateralized by Federal Home Loan Mortgage Corp., 5.50% due 06/01/38; valued at $118,450,000)	0.21	08/02/10	115,000,000
25,000	Deutsche Bank Securities Corp., (dated 07/30/10; proceeds $25,001,069; fully collateralized by Federal Home Loan Mortgage Corp., 7.00% due 10/01/37; Federal National Mortgage Assoc., 4.00% due 05/01/24; valued at $25,750,000)	0.22	08/06/10	25,000,000
115,000	Goldman Sachs and Co., (dated 07/30/10; proceeds $115,002,013; fully collateralized by Federal National Mortgage Assoc., 6.00% due 05/01/38; Government National Mortgage Assoc., 4.00% – 11.00% due 06/15/16 – 07/15/40; valued at $118,450,000)	0.21	08/02/10	115,000,000

	Total Repurchase Agreements (Cost $423,900,000)			423,900,000

	U.S. Government Agencies – Floating Rate Notes (20.5%)
7,000	Federal Farm Credit Banks	0.38 (a)	08/15/10 (b)	7,003,177
97,500	Federal Home Loan Banks	0.21 – 0.44 (a)	08/01/10 – 10/27/10 (b)	97,482,244
28,740	Federal Home Loan Mortgage Corp.	0.27 – 0.33 (a)	08/05/10 – 08/29/10 (b)	28,730,905
8,000	Federal National Mortgage Assoc.	0.25 (a)	08/11/10 (b)	7,995,835

	Total U.S. Government Agencies – Floating Rate Notes (Cost $141,212,161)			141,212,161

	U.S. Government Agencies – Discount Notes (8.9%)
24,699	Federal Home Loan Mortgage Corp.	0.24 – 0.26	08/18/10 – 01/10/11	24,692,752
37,000	Federal National Mortgage Assoc.	0.21 – 0.42	08/09/10 – 07/11/11	36,959,427

	Total U.S. Government Agencies – Discount Notes (Cost $61,652,179)			61,652,179

See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust
Portfolio of Investments - July 31, 2010 (unaudited) continued

		ANNUALIZED
PRINCIPAL		YIELD
AMOUNT IN		ON DATE OF	MATURITY
THOUSANDS		PURCHASE	DATE	VALUE
	U.S. Government Agencies – Debenture Bonds (8.5%)
$46,350	Federal Home Loan Banks	0.24 – 0.50%	10/29/10 – 07/27/11	$46,354,327
12,000	Federal National Mortgage Assoc.	4.25 – 4.75	08/15/10 – 12/15/10	12,049,941

	Total U.S. Government Agencies – Debenture Bonds (Cost $58,404,268)			58,404,268

	U.S. Government Obligation (0.7%)
5,000	U.S. Treasury Bill (Cost $4,998,872)	0.31	08/26/10	4,998,872

	Total Investments (Cost $690,167,480) (c)		100.1%	690,167,480
	Liabilities in Excess of Other Assets		(0.1)	(656,048)

	Net Assets		100.0%	$689,511,432

(a)	Rate shown is the rate in effect at July 31, 2010.
(b)	Date of next interest rate reset.
(c)	Cost is the same for federal income tax purposes.

See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust
Financial Statements

Statement of Assets and Liabilities
July 31, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $690,167,480, including repurchase agreements of $423,900,000)	$690,167,480
Cash	149,537
Receivable for:
Shares of beneficial interest sold	1,780,812
Interest	271,671
Prepaid expenses and other assets	24,998

Total Assets	692,394,498

Liabilities:
Payable for:
Shares of beneficial interest redeemed	2,502,754
Transfer agent fee	147,423
Investment advisory fee	43,134
Administration fee	27,675
Accrued expenses and other payables	162,080

Total Liabilities	2,883,066

Net Assets	$689,511,432

Composition of Net Assets:
Paid-in-capital	$689,487,702
Accumulated undistributed net investment income	15,618
Accumulated undistributed net realized gain	8,112

Net Assets	$689,511,432

Net Asset Value Per Share 689,607,696 shares outstanding (unlimited shares authorized of $.01 par value)	$1.00

Statement of Operations
For the six months ended July 31, 2010 (unaudited)

Net Investment Income:
Interest Income	$603,489

Expenses
Investment advisory fee	1,327,172
Shareholder servicing fee	304,050
Transfer agent fees and expenses	232,127
Administration fee	152,025
Shareholder reports and notices	65,260
Professional fees	33,417
Custodian fees	12,020
Trustees’ fees and expenses	11,613
Registration fees	4,585
Other	15,469

Total Expenses	2,157,738
Less: amounts waived	(1,584,482)

Net Expenses	573,256

Net Investment Income	30,233
Net Realized Gain	141

Net Increase	$30,374

See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JULY 31, 2010	JANUARY 31, 2010
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$30,233	$98,329
Net realized gain	141	10,749

Net Increase	30,374	109,078

Dividends and Distributions to Shareholders from:
Net investment income	(30,228)	(181,471)
Net realized gain	—	(1,959)

Total Dividends and Distributions	(30,228)	(183,430)

Net increase (decrease) from transactions in shares of beneficial interest	37,287,770	(994,523,221)

Net Increase (Decrease)	37,287,916	(994,597,573)
Net Assets:
Beginning of period	652,223,516	1,646,821,089

End of Period (Including accumulated undistributed net investment income of $15,618 and $15,613, respectively)	$689,511,432	$652,223,516

See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust
Notes to Financial Statements - July 31, 2010 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley U.S. Government Money Market Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objectives are security of principal, high current income and liquidity. The Fund was organized as a Massachusetts business trust on November 18, 1981 and commenced operations on February 17, 1982.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund may invest directly with institutions in repurchase agreements. The Fund’s custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended January 31, 2010 remains subject to examination by taxing authorities.

Morgan Stanley U.S. Government Money Market Trust
Notes to Financial Statements - July 31, 2010 (unaudited) continued

E. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements
Financial Accounting Standards Board Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for

Morgan Stanley U.S. Government Money Market Trust
Notes to Financial Statements - July 31, 2010 (unaudited) continued

exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT JULY 31, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Repurchase Agreements	$423,900,000	—	$423,900,000	—
U.S. Government Agencies – Floating Rate Notes	141,212,161	—	141,212,161	—
U.S. Government Agencies – Discount Notes	61,652,179	—	61,652,179	—
U.S. Government Agencies – Debenture Bonds	58,404,268	—	58,404,268	—
U.S. Government Obligation	4,998,872	—	4,998,872	—

Total	$690,167,480	—	$690,167,480	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the Levels as of the end of the period. As of July 31, 2010, the Fund did not have any investments transfer between valuation levels.

3. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% to the portion of the daily net assets exceeding $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund’s daily net assets.

Morgan Stanley U.S. Government Money Market Trust
Notes to Financial Statements - July 31, 2010 (unaudited) continued

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Investment Adviser has voluntarily agreed to cap the Fund’s operating expenses through June 30, 2011, by assuming the Fund’s “other expenses” and/or waiving the Fund’s advisory fees, and the Administrator has agreed to waive the Fund’s administrative fees, to the extent that such operating expenses exceed 0.75% of the average daily net assets of the Fund on an annualized basis.

4. Shareholder Services Plan
Pursuant to a Shareholder Services Plan (the “Plan”), the Fund may pay Morgan Stanley Distributors Inc. (the “Distributor”) as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund’s average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended July 31, 2010, the shareholder servicing fee was accrued at the annual rate of 0.10%.

The Distributor, Investment Adviser and Administrator have voluntarily agreed to waive/reimburse all or a portion of the Fund’s shareholder servicing fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended July 31, 2010, the Distributor waived $304,050, the Investment Adviser waived $1,249,427 and the Administrator waived $31,005. The fee waivers and/or expense reimbursements are expected to continue until such time that the Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems such action is appropriate.

5. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended July 31, 2010 aggregated $43,285,311,653 and $43,251,157,776, respectively.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to

Morgan Stanley U.S. Government Money Market Trust
Notes to Financial Statements - July 31, 2010 (unaudited) continued

increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended July 31, 2010, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $2,573. At July 31, 2010, the Fund had an accrued pension liability of $64,994, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JULY 31, 2010	JANUARY 31, 2010
	(unaudited)

Shares sold	328,885,470	431,186,615
Shares issued in reinvestment of dividends and distributions	30,219	183,392

	328,915,689	431,370,007
Shares redeemed	(291,572,837)	(1,425,893,228)

Net increase (decrease) in shares outstanding	37,342,852	(994,523,221)

7. Risks Relating to Certain Financial Instruments
The Fund may invest in, or receive as collateral for repurchase agreements, securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). Securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Federal Housing Finance Agency (“FHFA”) serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are

Morgan Stanley U.S. Government Money Market Trust
Notes to Financial Statements - July 31, 2010 (unaudited) continued

permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of January 31, 2010, the Fund had temporary book/tax differences attributable to nondeductible expenses.

9. New Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

Morgan Stanley U.S. Government Money Market Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED JANUARY 31,
	JULY 31, 2010		2010		2009		2008		2007		2006
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net income from investment operations	0.000	(1)	0.000	(1)	0.015		0.044		0.044		0.027
Less dividends and distributions from net investment income	(0.000	)(1)	(0.000	)(1)(2)	(0.015	)(2)	(0.044	)(2)	(0.044	)(2)	(0.027)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.00	%(5)	0.02%		1.54%		4.50%		4.49%		2.71%
Ratios to Average Net Assets:
Total expenses	0.19	%(4)(6)	0.34	%(3)(4)	0.61	%(3)(4)	0.75%		0.74	%(4)	0.75	%(4)
Net investment income	0.01	%(4)(6)	0.01	%(3)(4)	1.37	%(3)(4)	4.36%		4.36	%(4)	2.62	%(4)
Supplemental Data:
Net assets, end of period, in millions	$690		$652		$1,647		$920		$779		$938

(1)	Amount is less than $0.001.
(2)	Includes capital gain distribution of less than $0.001.
(3)	Reflects fees paid in connection with the U.S. Treasury’s Temporary Guarantee Program for Money Markets Funds. This fee had an effect of 0.04% and 0.02% for the year ended 2010 and 2009, respectively.
(4)	If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment income (loss) ratios would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	INCOME (LOSS) RATIO
July 31, 2010	0.71%	(0.51)%
January 31, 2010	0.70	(0.35)
January 31, 2009	0.62	1.36
January 31, 2007	0.80	4.30
January 31, 2006	0.76	2.60

(5)	Not annualized.
(6)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley U.S. Government Money Market Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley U.S. Government Money Market Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies – such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in

Morgan Stanley U.S. Government Money Market Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2010 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
U.S. Government
Money Market Trust

Semiannual
Report

July 31, 2010

DWGANN
IU10-03204P-Y07/10

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics – Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley U.S. Government Money Market Trust
/s/ Randy Takian
Randy Takian
Principal Executive Officer
September 21, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
September 21, 2010
/s/ Francis Smith
Francis Smith
Principal Financial Officer
September 21, 2010

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